Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank Investor Presentation Stephens Bank Forum 2020

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2020 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward

A Wealth Manager on Private Trust Bank Platform 3 Overview .. Niche-focused regional wealth manager built on a private trust bank platform .. Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market .. Households of $1+ million liquid net worth .. High net worth and high growth markets .. Colorado, Arizona, Wyoming and California Company Highlights as of 6/30/2020 Competitive Advantage .. Assets: $1.81 billion .. Gross Loans: $1.42 billion .. Total Deposits: $1.41 billion .. AUM: $5.75 billion .. Tier 1 Ratio: 9.67% .. CET 1 Ratio: 9.67% .. Leverage Ratio: 8.30% .. TRBC Ratio: 11.84% .. Operates as one integrated firm, not silos .. Team approach benefits clients, First Western .. Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (14 locations) First Western Capital Management Co. Registered investment advisor (1 location) First Western Merger Corporation State licensed insurance agency • Office Locations

Great Markets, Scarce Investment Opportunity

First Western Market Favorability[1]

- **Colorado (2019)**
  - #4 fastest growing state with GDP CAGR of 3.6% (2014-2018)
  - #4 best state economy (Business Insider)
  - #8 best state for business (Forbes)
- **Denver, Colorado (2019)**
  - #3 best large city to start a business
  - #5 highest job growth among major cities (2010-2018)
  - #7 highest gross metro product among major cities (2012-2017)
- **Fort Collins, Colorado (2019)**
  - Gross metro product CAGR of 6.2% (2013-2018)
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- **Phoenix, Arizona (2018)**
  - Added nearly 100,000 residents from July 2017-July 2018
  - Second fastest growing metro in the U.S.

Deposits by MSA[2]

Deposits by State	
Colorado	84%
Arizona	13%
Wyoming	3%


Phoenix, AZ 13%
Boulder, CO 10%
Glenwood Springs, CO 3%
Jackson, WY 3%
Denver, CO 54%
Fort Collins, CO 17%

Colorado Chartered Banks (Assets > ~$1.0 billion)

As of March 31, 2020	Current Ownership	Total Assets ($bn)
FirstBank	Private	20.2
NBH Bank	Public (NYSE: NBHC)	6.0
Bank of Colorado	Private (Sub. of Pinnacle Bancorp-NE)	4.6
Sunflower Bank	Private	4.3
Alpine Bank	Private	3.9
ANB Bank	Private	2.7
Citywide Banks	HTLF (Acquired in 2017)	2.3
First Western Trust Bank	**Public (Nasdaq: MYFW)**	**1.4**

MSA	State	Market Share	Projected % Change in HHI of $200M + (2019-2024)[3]
Denver-Aurora-Lakewood	CO	0.64	35.49
Fort Collins	CO	2.10	44.99
Phoenix-Mesa-Scottsdale	AZ	0.12	41.62
Boulder	CO	0.94	28.76
Jackson	WY/ID	1.49	21.42
Glenwood Springs	CO	0.93	24.61
National Average			**31.93**

Small market share and growing household income means lots of room to grow

(1) Source: 2019 Downtown Denver Partnership Report; Raymond James research; Ft. Collins Chamber of Commerce; City of Phoenix; U.S. Census Bureau
(2) Source: S&P Global Market Intelligence as of 06/30/2019.
(3) Percentage income growth for households with over $200,000 in current household income (HHI).
Note: Demographic data provided by Nielsen per US Census data.

4

Strong Operational and Financial Momentum 5 (1) See Non-GAAP reconciliation $4,774 $4,556 $5,795 $7,602 $10,854 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 2015-2019 Pre-Tax, Pre-Provision Income(1) ($000s) Earnings Per Share Drivers of Improved Performance .. Robust balance sheet growth .. Higher fee income driven by robust mortgage activity .. Consistent new client acquisition activity driving growth in assets under management .. Highly leverageable operating platform driving improved efficiencies .. Outstanding asset quality and low credit costs $0.15 $0.05 $0.03 $0.33 $0.30 $0.32 $0.22 $1.13 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Income Adjustments to Net Income (1) (1) (1)

Strong Performance Creating Shareholder Value 6 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $11.00 $12.00 $13.00 $14.00 $15.00 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 MYFW TBV/Share

Improving Earnings Driving Outperformance 7 Source: S&P Global Market Intelligence (as of September 15, 2020)

Franchise Overview

FIRSTwestern

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace

- **Niche-focused** franchise headquartered in Denver, Colorado
- Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming
- **Specialized central expertise** to compete with siloed national, regional firms
- Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates

Built in Operating Leverage

- **Strong profit center margins at maturity**, growth opportunities in current and new markets
- **Revenue growth** in both fee income and net interest income, with neutral balance sheet
- Scalable, **leverageable high fixed cost Product and Support Centers**
- Operating **expense investment already in place** for growth and expansion

Highly Desirable Recurring Fee Income

- **~50% fee income**, consistently through MYFW's history
- Primarily **recurring** trust and investment management ("TIM") fees
- **Low risk, "sticky" wealth/trust business** with comprehensive product offering
- **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**

Experienced and Tested Team

- Executives are **major bank/professional firm trained**, with deep relationships in communities
- Achieved **growth through** business and economic **cycles**, capital constraints
- Healthy relationship with all regulators with **strong risk management** culture
- CEO with **proven track record** for creating value in previous bank ownership

Unique Opportunity for Investors

- At critical mass but small market share, **many current and new market** opportunities
- **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition**
- Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities**
- Attractive revenue and earnings growth story **trading at discount to tangible book value**

First Western's core strengths provide the foundation for driving shareholder value

9

Cross-Selling a Diverse Set of Products and Services

FIRSTwestern

Our local profit centers team with specialized product experts through **ConnectView®**

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with **complex cash flows and business models** ▪ Customized treasury management products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes** ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

10

61.7% 52.8% 38.7% 38.0% 35.0% 31.3% 29.4% 28.8% 28.6% 28.2% 28.1% 26.9% 25.2% 19.5% 16.7% ALRS MYFW WASH UMBF BMTC PGC BPFH CATC TSC UVSP SYBT CFR TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Private Bank Model Generates Strong Fee Income 11 Half of Operating Revenue Generated by Fee Income Source: S&P Global Market Intelligence (for the 12 months ended June 30, 2020)

Driving Profitable Growth

Success in Expansion and Acquisition Growth January 2004 Acquired Westcor Insurance Group, Inc. January 2004 Acquired James Sprout & Associates, Inc. January 2004 Acquired Poudre River Valley Trust Company February 2005 Acquired Sterling Partners/ Silversmith Financial Corp September 2006 Acquired Reber/Russell Company May 2008 Asset purchase from Financial Management Advisors, LLC September 2008 Acquired Ryder, Stilwell Inc. March 2009 Asset purchase from GKM Advisors, LLC February 2012 Acquired trust department assets of First National Bank of Wyoming September 2017 Asset purchase from EMC Holdings, LLC Acquisitions Office Openings February 2011 Denver Tech Center (DTC)/Cherry Hills Englewood, CO February 2014 Jackson Hole, WY June 2005 Cherry Creek, CO September 2007 Boulder, CO January 2005 Northern Colorado Fort Collins, CO March 2004 Denver, CO January 2012 Laramie, WY September 2017 Greenwood Village, CO September 2011 Phoenix, AZ October 2015 Aspen, CO 2004 2006 2008 2010 2012 2014 2016 2018 November 2008 Scottsdale, AZ May 2008 Los Angeles, CA 13 February 2015 Fort Collins, CO 2019 June 2019 Vail Valley Avon, CO 2020 May 2020 Branch purchase and assumption from Simmons Bank

$110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $894 $998 $1,422 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $938 $1,087 $1,406 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,235 $6,188 $5,752 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2Q20 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management 14 Emerging From a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth Growth & Expansion

Accelerating Business Development Trends 15 New Loan Production Net Deposit Growth Capital raised in July 2018 IPO has allowed for increased business development activities… $227.9 $268.2 $225.6 $317.9 2016 2017 2018 2019 $44.0 $62.2 $121.6 $149.0 2016 2017 2018 2019

Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 16 90.4% 88.2% 85.4% 80.6% 2016 2017 2018 2019 Efficiency Ratio(1) 54.5% 55.2% 57.8% 56.6% 2016 2017 2018 2019 Percentage of Revenue Generating FTEs (1) See Non-GAAP reconciliation

17 Revenue Growth Strategies • Building expertise in specific vertical markets • Launched medical and dental practice group in 1Q20 • Replicate same model in additional vertical markets Expand commercial loan production platform • Vail Valley office opened in 2019 • Building team to focus on Broomfield, CO market in 2020 Expand into new markets with attractive demographics • MLO count increased 24% in 2019 • Continuing to attract proven MLOs in 2020 Capitalize on opportunities to add highly productive MLOs • Branch acquisition deals • Asset purchases Execute on low-risk strategic transactions that add value to the MYFW franchise

Highly Accretive Branch Purchase and Assumption Expands Denver Presence 18 .. Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office)  Three of the locations will be consolidated into an existing First Western branch .. Assumed $65.2 million in deposits and $123.8 million in loans related to the acquired locations .. Adds scale, an attractive client base, and banking talent .. Closed on May 18, 2020 Transaction Overview .. Expected to be highly accretive to earnings  7-8% accretive in 2020, excluding pre-tax transaction charges(1)  15-16% accretive in 2021(1) Financial Impact (1) Accretive estimates based on December 31, 2019 data

Recent Financial Trends

Overview of 2Q20 Record Quarter of Mortgage Production Record Financial Performance Strong Balance Sheet Growth and Stable Asset Quality .. Strong Balance Sheet growth with a combination of PPP, branch acquisition and organic growth .. Gross loans increased 36.3% from 1Q20 .. Total deposits increased 19.4% from 1Q20 .. Non-performing loans increased just $1.0 million, NPA to total assets down 15 bps to 0.67% .. Earlier than anticipated closing reduced deposit premium by 1% .. Smooth integration of new employees and clients .. Updated review of acquired loans prior to closing resulted in adversely graded loans not being purchased in the branch acquisition .. Branch consolidation to occur during 3Q20 Completion of Branch Purchase and Assumption Agreement .. Total residential mortgage originations of $344.3 million .. Net gain on mortgage loans of $10.2 million 20 .. Net income available to common shareholders of $8.7 million, or $1.10 EPS .. Gross revenue(1) of $26.2 million, up 57.0% from 1Q20 .. Book value, and tangible book value(1), per share increased 8.0% and 5.5%, respectively, from 1Q20 (1) See Non-GAAP reconciliation

Net Income Available to Common Shareholders and Earnings per Share 21 Net Income Available to Common Shareholders .. Record financial performance despite impact of COVID-19 pandemic .. Financial results impacted by $0.2 million (or $0.03 per diluted share)(1) in tax effected acquisition-related expenses related to branch acquisition .. Net income of $8.7 million, or $1.10 diluted earnings per share, in 2Q20 Earnings per Share (in thousands) $1,182 $438 $245 $2,586 $2,406 $2,572 $1,772 $8,941 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Income Adjustments to Net Income (1) (1) See Non-GAAP reconciliation (1) (1) $0.15 $0.05 $0.03 $0.33 $0.30 $0.32 $0.22 $1.13 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Income Adjustments to Net Income (1) (1) (1)

Loan Portfolio

FIRSTwestern

- Total loans held-for-investment (HFI) increased $381.7 million, or 36.6% from prior quarter
  - PPP contributed $191.7 million
  - Branch acquisition contributed $123.8 million
- Non-PPP organic loan growth, including Mortgage loans held for sale of $71.7 million
- Strongest growth in C&I, CRE, Construction, and Cash, Securities and Other portfolios

Loan Production & Net Loan Payoffs/Paydowns

(in millions)



$52.6
$44.7
$55.4
$71.3
$146.1
$82.7
$122.5
$87.7
$191.7
$119.0
$71.8
2Q19
3Q19
4Q19
1Q20
2Q20
PPP(1)
Production
Net Loan Payoffs/Paydowns

Loan Portfolio Composition(2)

(in thousands, as of quarter-end)

	2Q 2019	1Q 2020	2Q 2020
Cash, Securities and Other	$149,503	$147,157	$371,111
Construction and Development	40,826	25,461	74,793
1 - 4 Family Residential	373,836	412,306	418,409
Non-Owner Occupied CRE	152,664	192,350	229,150
Owner Occupied CRE	112,660	121,138	117,426
Commercial and Industrial	108,516	144,066	213,271
Total Loans HFI	$938,005	$1,042,478	$1,424,160
Mortgage loans held for sale	36,289	64,120	69,604
Total Loans	**$974,294**	**$1,106,598**	**$1,493,764**

Total Loans(2)

(in millions)



$966
$990
$1,018
$1,054
$1,337
$1,107
$1,494
2Q19
3Q19
4Q19
1Q20
2Q20
Average
1Q20
2Q20
Period End
HFI
Acquired Loans
HFS

(1) Bank originated
(2) Excludes deferred costs, and amortized premium/(unaccreted discount), net

22

$967 $1,042 $1,092.4 $1,085 $1,309 $1,178 $1,407 2Q19 3Q19 4Q19 1Q20 2Q20 1Q20 2Q20 Total Deposits Aquired Deposits Average Period End Total Deposits 23 Deposit Portfolio Composition .. Total deposits increased $228.5 million, or 19.4%, from end of prior quarter .. Branch acquisition contributed $65.2 million in deposits at quarter end .. PPP contributed to $62.4 million in deposits at quarter end .. Growth almost entirely attributable to increases in noninterest-bearing and money market accounts .. Non-maturity deposits increased to 89.1% of total deposits in 2Q20 from 82.5% in 2Q19 2Q 2019 1Q 2020 2Q 2020(1) Money market deposit accounts $508,263 $671,641 $759,997 Time deposits 176,128 150,190 152,897 NOW 88,687 82,092 88,560 Savings accounts 2,833 3,923 7,415 Noninterest-bearing accounts 229,266 270,604 398,063 Total Deposits $1,005,177 $1,178,450 $1,406,932 (in thousands, as of quarter-end) Total Deposits (in millions) (1) PPP related deposits accounted for $62.4 million of total deposit balances at 6/30/20

Trust and Investment Management .. Total assets under management increased $115.9 million from March 31, 2020 to $5.75 billion at June 30, 2020 .. Increase was primarily attributable to improving market conditions $5,968 $6,116 $6,188 $5,636 $5,752 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 24

Non-interest Income $15,427 Net Interest Income $10,796 41.2% 58.8% Gross Revenue 25 (1) See Non-GAAP reconciliation 2Q20 Gross Revenue(1) .. Gross revenue(1) increased 57.0% from 1Q20 .. Strong year-over-year growth in both net interest income and non-interest income Gross Revenue(1) ($millions) $16.5 $16.6 $16.2 $16.7 $26.2 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Wealth Management Capital Management Mortgage

Net Interest Income & Net Interest Margin 26 Net Interest Income .. Net interest income increased 20.9% from 1Q20, due to three primary factors: $0.7 million from branch acquisition, $0.6 million from PPP loans and $0.6 million from higher average loan balances attributed to organic growth .. Net interest margin decreased to 3.10%, due to a 46 bp decline in earning asset yields .. Cost of deposits decreased 48 bps to 0.40% from 0.88% in 1Q20 .. Net interest margin, excluding impact of PPP(1), was 3.22% in 2Q20 Net Interest Margin 3.10% 3.10% 2.95% 2.91% 3.14% 3.22%⁽¹⁾ Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Interest Margin Adjusted Net Interest Margin $7,960 $7,940 $8,190 $8,931 $10,796 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 (in thousands) (1) See Non-GAAP reconciliation

$4,693 $4,824 $4,748 $4,731 $4,609 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Non-Interest Income 27 Total Non-Interest Income .. Non-interest income increased 98.6% from 1Q20 .. Increase primarily due to record quarter of net gain on mortgage loans .. Increase in risk management and insurance fees offset slight decline in trust and investment management fees Trust & Investment Management Fees $8,586 $8,788 $8,228 $7,767 $15,427 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Net Gain on Sale of Securities/Assets (in thousands) (in thousands)

Mortgage Operations 28 Mortgage Originations .. Record mortgage originations in 2Q20 .. Refi/Purchase mix of 73%/27% in 2Q20, compared to 63%/37% in 1Q20 and 30%/70% in 2Q19 .. Mortgage sale margins have increased by 27.8% from 2Q19 to 2Q20 to 81.5% Mortgage Loan Locks Profit Margin $204.98 $221.02 $166.81 $394.33 $394.82 $- $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 $400.00 $450.00 2Q19 3Q19 4Q19 1Q20 2Q20 Millions $1.76 $1.29 $0.89 $0.71 $8.31 $3.28 $3.30 $2.62 $2.50 $10.20 54% 39% 34% 29% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 54% 39% 34% 29% 81% Millions Net Income Revenue Profit Margin $155.11 $215.41 $196.99 $196.87 $344.35 $19.74 $16.87 $66.28 $31.18 $37.18 $- $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 $400.00 Millions Originations for Sale Originations for Portfolio

Non-Interest Expense and Efficiency Ratio 29 Total Non-Interest Expense .. Non-interest expense decreased 13.7% from 1Q20 .. Decrease was attributable to the capitalization of $2.9 million in PPP loan origination expense that will be amortized over the expected 24-month life of the loans, or earlier as borrowers receive forgiveness. .. Non-interest expense in 2Q20 included $0.3 million in pretax expense related to branch acquisition .. Balance sheet growth and mortgage activity accelerated improvement in efficiency ratio .. Following branch consolidations in 3Q20, run rate for non-interest expense expected to range from $15.3-$15.7 million per quarter Operating Efficiency Ratio(1) 78.2% 80.6% 80.5% 84.4% 48.1% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 $1,572 $553 $323 $14,659⁽¹⁾ $13,422 $13,082 $14,647⁽¹⁾ $12,644⁽¹⁾ Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Non-Interest Expense Adjustments to Non-Interest Expense (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 30 Non-Performing Assets/Total Assets .. Non-performing assets increased by $1.0 million, but declined as a percentage of total assets to 0.67% from 0.82% in 1Q20 .. Minimal charge-offs in the quarter .. $1.1 million discount based on fair value of loans added through branch acquisition Net Charge-Offs/Average Loans 0.00% 0.00% 0.03% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 1.13% 1.15% 1.03% 0.82% 0.67% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020

Asset Quality 31 .. $2.1 million provision expense resulting from an increase based on the additional variability surrounding the COVID modifications made during the quarter and increased economic uncertainty. .. Increased loan level reviews and portfolio monitoring .. Past due loans as a % of total loans remains steady ALLL/ Adjusted Total Loans(1) 0.81% 0.83% 0.79% 0.79% 0.93% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 0.0% 0.6% 0.6% 0.4% 0.5% 0.3% 0.0% 0.3% 0.0% 0.1% 0.1% 0.1% 0.1% 0.5% 0.4% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 30-59 60-89 90 + Total Past Due as a % of Total Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and Acquired Loans

COVID-19 Impact Overview

Improving Economic Trends in Colorado 33 Source: Trackthercovery.com

Paycheck Protection Program Overview 34 ($ in Millions) At or for the three months ended 6/30/20 Total Loans $204.6 Average Loan Size $0.3 Total Deposits $62.4 PPPLF Advances $204.3 Net Interest Margin Impact -12 bps .. $204.6 million in total PPP loans originated, including $12.9 million purchased PPP loans .. 281 new relationships added, total loans of $93.0 million .. $2.4 million (2) income remaining to be recognized (1) .. Amortizing PPP fees and loan origination expense over 24-month life of loans but expected to be recognized in the second half of 2020 as the borrowers apply for forgiveness Impact on 2Q20 Financials (2) (1) Includes $5.0 million in SBA fee income less $2.6 million of deferred loan origination expense (2) All numbers represented do not include the impact of taxes (3) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income ($ in Millions) Net Interest Income Amortization of SBA Fee Income and Deferred Loan Origination Expense (3) $0.3 Interest Income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $0.6 Expense: Salaries & Employee Benefits Deferred Loan Origination Expense ($2.9) Net Impact of PPP $3.5

Loan Modification Overview 35 .. Modified 98 loans totaling $176.9 million during 2Q20, including $30.8 million acquired with branch acquisition .. New deferral requests have slowed considerably, offering on exception basis only as of June 30  One new loan modification made in July and one expected in September .. Most initial modifications were for either 90 or 180 days .. Modified loan balances have declined by 51% during 3Q20  Only one modified loan has been granted a second 90-day deferral ($750,000) As reported June 30, 2020 As of August 31, 2020 Modified Loan Balances Loan Count % of Loans (ex. PPP) Modified Loan Balances Loan Count % of Loans (ex. PPP) Commercial Real Estate $83.0 million 40 6.8% $68.1 million 37 5.4% Commercial & Industrial $42.5 million 18 3.5% $5.3 million 6 0.4% 1-4 Family $41.7 million 31 3.4% $12.2 million 10 1.0% All Other $9.7 million 9 0.8% $1.5 million 1 0.1% Total $176.9 million 98 14.5% $87.1 million 54 6.9%

Loan Modification Overview 36 Portfolio Loan Level Reviews • Borrowers providing current financials and cash flow forecasts • Increased monitoring and oversight • Identify emerging issues early $0.3 $0.5 $1.5 $2.1 $2.5 Food Services and Drinking Establishments Accommodation Professional, Scientific, and Technical Services Health Care and Social Assistance Management of Companies and Enterprises Modified C&I Loans by Industry Exposure Modified Loan Characteristics (as of August 31, 2020) Commercial / Consumer Mix 89% / 11% Total Modified Loans $87.1 million Number of Loans 54 Average Loan Size $1.6 million Loan-to-Value (Avg) 48% Seasoning (Avg) 3.2 years Modified CRE Loans by Collateral Type $0.6 $0.9 $3.1 $3.2 $5.4 $8.2 $9.0 $9.8 $11.8 $16.2 Other (Commercial) Other Commercial Property 1st DOT 5+ Units - Residential Dwelling Restaurant Commercial Office Building Retail Motel Warehouse Strip Center Office/Office Condo (in millions) (in millions)

Loan Portfolio Composition 37 Cash, Securities and Other ⁽¹⁾ 26% 1 - 4 Family Residential 30% Non-Owner Occupied CRE 16% Construction and Development 5% Owner Occupied CRE 8% Commercial and Industrial 15% Commercial 61% Consumer 39% $1.4 Billion (as of 6/30/20) Commercial vs. Consumer (1) PPP loans accounted for $204.6 million of total loans, including $12.9 of acquired PPP at 6/30/20

Commercial Loans by Industry(2) 38 40.36% 12.57% 9.83% 6.86% 6.80% 4.56% 3.80% 3.64% 3.53% 3.31% 2.24% 1.13% 1.08% 0.30% Real Estate / Rental and Leasing Retail Trade Construction Other Miscellaneous⁽¹⁾ Educational Services Arts, Entertainment and Recreation Health Care and Social Assistance Professional, Scientific and Technical Services Accommodation and Food Services Management of Companies and Enterprises Manufacturing Finance and Insurance Mining, Quarrying and Oil and Gas Extraction Administrative and Support and Waste Management and Remediation Services 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% $785.2 Million (as of 6/30/20) Industry as a Percentage of Commercial Loans (as of 6/30/20) (1) Represents the aggregate of individual industries; no one industry is more than 2% of Commercial loans (2) Excludes PPP loans

CRE(1) Loans By Property Type 39 1-4 Family Construction 2% Other Construction & Land Development 16% 1st or 2nd DOT 5+ SFR Units 14% 1st & 2nd DOT- 1-4 Family Dwelling 1% Office/Office Condo 13% Commercial Office Building 9% Other Commercial 12% Hotel / Motel 3% Restaurant 1% Retail 12% Strip Center 4% Warehouse 13% (1) Commercial Real Estate including Owner Occupied, Non-Owner Occupied, and Construction and Development $421.4 Million (as of 6/30/20) Property Type as a Percentage of CRE Loans (as of 6/30/20)

. We require our CRE loans to be secured by seasoned and well-managed properties with adequate margins .. We generally obtain a guaranty from experienced owners and managers with outside cash flows and/or other assets .. Loan amounts generally do not exceed 80% or 75% of the property’s appraised value for owner- occupied and non-owner occupied, respectively .. Aggregate debt service ratios, including the guarantor’s cash flow and the borrower’s other projects, are required by policy to have a minimum annual cash flow to debt service ratio of 2.0x CRE Portfolio Characteristics and Underwriting 40 Portfolio Characteristics - CRE Loan Balances Outstanding (6/30/20) $421.4 million Number of Loans 219 Average Loan Size $1.9 million Loan-to-Value (Avg) 47.4% Seasoning (Avg) 3 years Net Charge-offs in 2019 & 2020 0.00% Underwriting Criteria

Exposure to Stressed Industries (as of 6/30/20) 41 Industry Exposure Outstanding Balances ($ in millions) % of Total Loans Unused Commitments ($ in Millions) Portfolio Characteristics Energy Related $8.4 0.6% $16.3 .. Indirect business or personal exposure to energy industry .. Collateral type: 54% IM accounts, 32% life insurance, 14% other assets Accommodations $17.7 1.2% $5.7 .. Portfolio consists of eight loans .. Largest loan is in prominent geographic region with multiple sources of repayment and personal guarantee Food Service, Drinking Establishments $9.8 0.7% $2.8 .. Portfolio consists of nineteen borrowers .. Average loan balance of approximately $517,000 .. Includes loans directly to restaurants and those with > 50% cash flows from restaurants

Capital and Liquidity Overview 42 Liquidity Funding Sources (as of 6/30/20) Liquidity Reserves: Total Available Cash $190,159,663 Unpledged Investment Securities $ 42,123,068 Borrowed Funds: Unsecured: Credit Lines $ 54,000,000 Secured: FHLB Available $402,470,791 FRB Available $ 1,174,905 Brokered Remaining Capacity $209,154,867 Total Liquidity Funding Sources $899,083,294 Loan to Deposit Ratio 101.1% Consolidated Capital Ratios (as of 6/30/20) 9.67% 9.67% 11.84% 8.30% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Tangible Common Equity / TBV Per Share(1) (in thousands) $91,662 $104,411 $105,991 $112,150 $11.50 $13.15 $13.39 $14.13 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $80,000 $90,000 $100,000 $110,000 $120,000 4Q18 4Q19 1Q20 2Q20 TCE TBV/Share (1) See Non-GAAP reconciliation

Creating Additional Shareholder Value

Near-Term Outlook and Expectations 44 .. Healthy loan pipeline should continue to drive organic loan growth in second half of 2020 .. Strong mortgage originations continuing in 3Q20 .. Net interest margin expected to expand as earning asset yields stabilize and deposit costs continue to decline .. Positive trends in fee income resulting from higher AUM .. Asset quality continues to show strength despite continuation of pandemic .. Initial synergies realized from branch acquisition

45 Long-Term Goals to Drive Shareholder Value Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform .. Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions • ~50 offices • $7-8 million in revenue per office • 60% contribution margin per office .. Build footprint, scale and operating leverage with M&A • Capital and earnings accretive .. Create, roll out virtual private bank • Robo advisor tied to bank •“Buy up” into expert advice .. Upgrade wealth management platform • Fully integrated front end .. Sell wholesale TIM services to other banks

Experienced, Tested Team Built-in Operating Leverage Highly Desirable Recurring Fee Income Differentiated, Proven in the Marketplace Unique Opportunity for Investors MYFW’s core strengths provide the foundation for driving shareholder value A Unique and Attractive Investment 46

Appendix

Organizational Overview

Team: Ready to Take MYFW to the Next Level

Name	Title	Years at FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	18	33	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer & Treasurer	14	20	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	3	27	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	2	33	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Josh M. Wilson	Regional President, CO / WY	8	21	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank
Dan C. Thompson	Regional President, AZ / CA	16	27	▪ Team Leader within Private Wealth Advisors , Merrill Lynch ▪ Positions in the High Net Worth and Q.A. group, Charles Schwab & Co.

Senior management team upgraded over past year to prepare for next phase of growth

49

MYFW's Sophisticated Board of Directors

Name	Title	Primary Business
Scott C. Wylie	Chairman, CEO & President	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	Board Director / Trustee	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
David R. Duncan	Board Director / Trustee	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	Board Director / Trustee	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	Board Director / Trustee	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	Board Director / Trustee	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Eric D. Sipf, CPA(1)	Board Director / Trustee	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	Board Director / Trustee	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	Board Director / Trustee	▪ Family Office Executive ▪ Corporate leadership, board, investment management

(1) CPA license inactive.

50

Integrated Team Approach in Boutique Offices President Private Bankers Wealth Advisor Trust Officer 51 Lenders Portfolio Managers Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView® Team Philosophy 1. 2. 3. 4. 5. … by working as a team to grow relationships

(1) Investment Policy Committee (IPC), Investment Management (IM), Business Development Officers (BDO). Teamwork Drives Client Satisfaction, Retention 52 Example of investment management teamwork shows how MYFW, not relationship managers, owns our clients Profit Centers Product Groups Support Centers Team Based Compensation Portfolio Managers Wealth Advisors (BDOs(1)) Wealth Planning IPC / IM Research(1) Trust Investment Operations Trust Operations Risk / Compliance Service Expertise Support Sales Client

. Finance & Accounting .. Risk & Compliance .. Enterprise Technology .. Human Capital .. Credit Analysis .. Bank & Trust/Investment Operations .. Marketing/Branding Our local, boutique private trust bank offices compete with the biggest wealth managers in the country… First Western Product Groups (PG) Support Centers (SC) Profit Centers (PC) Organizational Structure Built for Scale .. Investment Management .. Fiduciary/ Trust .. Wealth Planning .. Retirement Services .. Insurance .. Mortgage Services .. Treasury Management 53 Big operating leverage from expert, high fixed cost teams Very profitable when mature Full Bank and Trust: .. Aspen, CO .. Boulder, CO .. Cherry Creek, CO .. Denver, CO .. DTC/Cherry Hills, CO .. Northern Colorado .. Jackson Hole, WY .. Scottsdale, AZ .. Phoenix, AZ .. Broomfield, CO .. Highlands Ranch, CO .. Englewood, CO .. Lone Tree, CO Loan Production Offices: .. Ft. Collins, CO .. Greenwood Village, CO .. Vail Valley, Avon, CO Trust Offices: .. Century City, CA .. Laramie, WY

Holistic, Integrated Risk Management 54 Purpose .. Holistic approach for the oversight, control, and discipline to drive continuous improvement .. Everyone’s responsibility and non-compliance is not an option .. Governance framework for the process of anticipating, identifying, assessing, managing and monitoring risks Objectives .. Define risk appetite framework .. Define risk areas and responsibilities .. Identify key risk activities for the defined risk areas .. Establish risk tolerance for defined risk areas .. Establish systems for identifying and reporting risks, including emerging risks .. Monitor compliance with strategies designed to mitigate identified risks .. Ensure effective and timely implementation of corrective actions .. Integrate risk management framework objectives into performance evaluation framework Responsibilities ERM Committee: .. Oversee and support the Senior Risk Officer .. Establish risk tolerances and parameters (“risk appetite”) to assess risks and design adequate mitigation strategies Senior Risk Officer: .. ERM program to create and monitor risk management practices • Perform company-wide risk assessment, including relative risk ratings • Assign risk owners and approve action plans • Review and monitor risk mitigation initiatives and status • Review and report to ERM committee: • Specific areas of risk and respective Risk Area Owner responsible for the risks existing in that area • Magnitude of all material business risks • Processes, procedures and controls in place to manage material risks • Overall effectiveness of the risk management process • Evaluate risks and provide guidance on new or proposed products, services or businesses

Key Themes of ERM– In the Business 55 Ensure Compliance .. Meet regulatory requirements .. Comply with good industry practices including placing a priority on cybersecurity .. Effective, efficient, and smart compliance – a change agent for better business decisions Limit Potential Losses Improve Profitability Support Growth Risk Overlay for Decision Making Improve Stakeholder Management Define Governance and Organization .. Create appropriate transparency on risk, capital and balance-sheet usage, accounting implications .. Effectively limit risks and avoid reputational damage .. Strong risk controlling and monitoring .. Maintain both economic as well as accounting perspective .. Ensure decision-oriented processes .. Maintain efficient and lean risk management – standardization and differentiation .. Improve quality of problem loan management .. Optimize ALM and transfer pricing in cooperation with CFO/treasury .. Anticipate changes in the Company’s risk profile .. Ensure scalability and flexibility of core processes .. Improve balance-sheet management .. Contribute to powerful product offering .. Integrated risk, finance and capital perspective into business planning and management process .. Strong risk and finance capabilities through frontline tools, trainings, and incentives in IT/operations, HC .. Implement a strong risk and performance culture throughout the organization .. Improve planning and steering concepts, data management with CEO, CFO and treasury .. Satisfy Board requirements on transparency and decisions support .. Maintain effective relations with regulators .. Define risk structure’s mandate and organization, create independent risk view in core decisions .. Ensure CFO’s mandate and organization in capital and balance-sheet management, ALM, treasury, funding .. Define and implement ERM approach .. Ensure appropriate people development: knowledge, experience, stature, motivation and culture

Historical Financial Trends

$49.7 $54.3 $55.2 $57.8 $64.3 $31.5 $42.9 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 YTD 2019 YTD 2020 Non-Interest Income, excluding net gain/(loss) on sale of securities and assets Net Interest Income High-Quality, Recurring Revenues 57 (1) See Non-GAAP reconciliation Gross Revenue(1) ($millions) Non-interest Income $23.2 Million Net Interest Income $19.7 Million 46.0% 54.0% YTD Gross Revenue(1)

Mortgage $12.7 54.7% Bank Fees $0.6 2.6% Insurance $0.4 1.7% Other $0.2 0.9% Trust & Advisory $9.3 40.1% Managed Trust $1.5 26.8% Yield: 0.21% 401(k)/ Retirement $1.0 17.9% Yield: 0.16% Directed Trust $0.9 16.1% Yield: 0.08% Custody $0.4 7.1% Yield: 0.03% Investment Agency $1.9 32.1% Yield: 0.66% Predictable, Growing Sources of Fee Income 58 Note: As of or for the period ended June 30, 2020. Totals may not add up due to rounding. AUM Composition by Account Type ($billions) YTD Non-Interest Income ($millions) Trust and Investment Management .. Guided architecture .. Customized investment solutions .. Internally manage ~$1.0 billion in AUM $5.7 billion | Avg. Yield: 0.32% Non-Interest Income ($millions) $23.2 million $27.7 $27.2 $32.6 $15.6 $23.2 FY 2017 FY 2018 FY 2019 YTD 2019 YTD 2020

$610.4 $672.8 $813.7 $894.0 $988.0 $1,422.0 2015 2016 2017 2018 2019 2Q20 A Balanced, Private Banking Loan Portfolio 59 Historical Gross Loans ($millions) Q2 2020 Loan Portfolio by Collateral Type (1) (1) As of June 30, 2020, excluding deferred costs/(fees) and unamortized discounts/(unaccreated premiums), net 1-4 Family Residential 29.3% Non-owner Occupied CRE 16.1% Cash, Securities & Other 26.1% C&I 15.0% Owner Occupied CRE 8.2% C&D 5.3%

0.96 0.90 0.83 0.79 0.73 2016 2017 2018 2019 2Q20 0.07 0.00 0.00 0.03 0.00 2016 2017 2018 2019 YTD 2020 0.54 0.52 2.13 1.23 0.81 2016 2017 2018 2019 2Q20 0.70 0.50 1.82 1.03 0.67 2016 2017 2018 2019 2Q20 Strong Asset Quality with Low Credit Losses NPAs / Assets (%) NPLs / Loans (%) Net Charge-off (Recovery) / Average Loans (%) Loan Loss Reserves / Gross Loans (%) 60

$709.9 $753.9 $816.1 $937.8 $1,086.8 $1,406.9 2015 2016 2017 2018 2019 2Q20 A Balanced, Growing Core Deposit Base 61 Historical Total Deposits ($millions) Q2 2020 Deposit Composition(1) (1) As of June 30, 2020. MMDA 54.0% Time Deposits 10.9% NOW 6.3% Savings accounts 0.5% Noninterest- bearing accounts 28.3%

Non-GAAP Reconciliations

Non-GAAP Reconciliation

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Non-interest expense	$14,659	$13,442	$13,082	$14,647	$12,644
Less: Amortization	142	52	7	2	38
Less: Goodwill impairment	1,572	-	-	-	-
Less: loss on assets held for sale	-	-	-	553	-
Adjusted non-interest expense	$12,945	$13,390	$13,075	$14,092	$12,606
Net interest income	$7,960	$7,940	$8,190	$8,931	$10,796
Non-interest income	8,586	8,788	8,228	7,767	15,427
Less: Net gain on sale of securities	-	119	-	-	-
Less: Net gain on sale of assets	-	-	183	-	-
Total income	$16,546	$16,609	$16,235	$16,698	$26,223
Efficiency ratio	**78.2%**	**80.6%**	**80.5%**	**84.4%**	**48.1%**

Consolidated Tangible Common Book Value Per Share	As of the Three Months Ended,				
(Dollars in thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Total shareholders' equity	$122,157	$125,732	$127,678	$128,703	$139,417
Less:					
Goodwill	23,239	19,686	$19,686	$19,686	$24,191
Intangibles held for sale(1)	—	3,553	3,553	3,000	3,000
Other intangibles, net	88	36	28	26	76
Tangible common equity	98,830	102,457	104,411	105,991	112,150
Common shares outstanding, end of period	7,983,866	7,983,284	7,940,168	7,917,489	7,939,024
Tangible common book value per share	**$12.38**	**$12.83**	**$13.15**	**$13.39**	**$14.13**

(1) Represents the intangible portion of assets held for sale

63

64 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Total income before non-interest expense $12,550 $12,554 $12,534 $13,023 $13,114 Less: Net gain on sale of securities - 119 --- Less: Net gain on sale of assets -- 183 -- Plus: Provision for (recovery of) credit loss (78) 100 447 367 2,124 Gross revenue $12,472 $12,535 $12,798 $13,390 $15,238 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Total income before non-interest expense $798 $776 $815 $804 $788 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $798 $776 $815 $804 $788 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Total income before non-interest expense $3,276 $3,298 $2,622 $2,504 $10,197 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for (recovery of) credit loss ----- Gross revenue $3,276 $3,298 $2,622 $2,504 $10,197 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Total income before non-interest expense $16,624 $16,628 $15,971 $16,331 $24,099 Less: Net gain on sale of securities - 119 --- Less: Net gain on sale of assets -- 183 -- Plus: Provision for (recovery of) credit loss (78) 100 447 367 2,124 Gross revenue $16,546 $16,609 $16,235 $16,698 $26,223

65 Non-GAAP Reconciliation (1) Quarterly information has not been audited. Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Net income available to common shareholders $1,404 $2,406 $2,572 $1,334 $8,696 Plus: acquisition related expense including tax impact ---- 245 Plus: goodwill impairment including tax impact 1,182 ---- Plus: loss on intangibles held for sale including tax impact --- 438 - Adjusted net income to common shareholders $2,586 $2,406 $2,572 $1,772 $8,941 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Earnings per share $0.18 $0.30 $0.32 $0.17 $1.10 Plus: acquisition related expenses including tax impact ---- 0.03 Plus: goodwill impairment including tax impact 0.15 ---- Plus: loss on intangibles held for sale including tax impact --- 0.05 - Adjusted earnings per share $0.33 $0.30 $0.32 $0.22 $1.13 Allowance for loan losses to loans excluding PPP As of (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Total loans held for investment 938,005 924,356 996,559 1,042,478 1,424,160 Less: Branch acquisition ---- 123,786 Less: PPP loans ---- 191,676 Loans excluding acquired and PPP 938,005 924,356 996,559 1,042,478 1,108,698 Allowance for loan losses 7,575 7,675 7,875 8,242 10,354 Allowance for loan losses to loans excluding PPP 0.81% 0.83% 0.79% 0.79% 0.93% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 Net income available to common shareholders $14,659 $13,422 $13,082 $14,647 $12,644 Less: acquisition related expense ---- 323 Less: goodwill impairment 1,572 ---- Less: loss on intangibles held for sale --- 553 - Total Non-Interest Expense adjusted for Non-Operating items $13,087 $13,422 $13,082 $14,094 $12,321

66 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended June 30, (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Interest-bearing deposits in other financial institutions 76,463 44 PPP adjustment 20,587 25 Available-for-sale securities 48,614 224 PPP adjustment -- Loans 1,268,797 12,202 PPP adjustment (152,893) (718) Adjusted total Interest-earning assets 1,261,568 11,777 Interest-bearing deposits 1,319 PPP adjustment - Federal Home Loan Bank Topeka and Federal Reserve borrowings 129 PPP adjustment (39) Subordinated notes 226 Adjusted total interest-bearing liabilities 1,635 Net interest income 10,142 Adjusted net interest margin 3.22% Consolidated Gross Revenue For the Six Months Ended June 30, (Dollars in thousands) 2019 2020 Total income before non-interest expense $31,377 $40,430 Plus: Provision for credit loss 116 2,491 Gross revenue $31,493 $42,921

67 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2015 2016 2017 2018 2019 Total income before non-interest expense $49,339 $53,394 $54,501 $57,617 $63,976 Less: Net gain on sale of securities 717 114 81 - 119 Less: Net gain on sale of assets ---- 183 Plus: Provision for credit loss 1,071 985 788 180 662 Gross revenue $49,693 $54,265 $55,208 $57,797 $64,336 Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 Non-interest expense $49,823 $49,494 $50,195 $53,784 Less: Amortization 747 784 831 374 Less: Goodwill impairment --- 1,572 Adjusted non-interest expense $49,076 $48,710 $49,364 $51,838 Net interest income $24,457 $27,576 $30,624 $32,061 Non-interest income 29,922 27,713 27,173 32,577 Less: Net gain on securities 114 81 - 119 Less: Net gain on sale of assets --- 183 Total income $54,265 $55,208 $57,797 $64,336 Efficiency ratio 90.4% 88.2% 85.4% 80.6% Consolidated Pre-tax, Pre-provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2015 2016 2017 2018 2019 Net Income, as reported $2,650 $2,302 $2,023 $5,647 $8,009 Provision for loan losses 1,071 985 788 180 662 Income tax (benefit) expense 1,053 1,269 2,984 1,775 2,183 Pre-tax, Pre-provision Income $4,774 $4,556 $5,795 $7,602 $10,854